Exhibit 99.2 VAX-24 Infant Phase 2 Dose- Finding Study Topline Results March 31, 2025

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to the ability of Vaxcyte’s vaccine candidates and platform to achieve the broadest coverage of any infant pneumococcal conjugate vaccine on the market; the ability for VAX-24 to provide the broadest serotype and disease coverage in infants; the ability of VAX-31 to further expand coverage; precedent criteria for licensure; the timing of the remaining VAX-24 infant Phase 2 study data readout and VAX-31 infant Phase 2 study readouts; the timing of the initiation and data read outs for the VAX-31 adult studies; the ability to deliver a potentially best-in-class pneumococcal conjugate vaccine franchise demand for Vaxcyte’s vaccine candidates; the growth and expansion of the pneumococcal vaccine market; the market opportunity for Vaxcyte’s vaccines; Vaxcyte’s expectations regarding the spectrum coverage and regulatory pathway of its vaccine candidates; and other statements that are not historical fact. The words “anticipate,” “believe,” “continue,” “could,” “designed,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Vaxcyte’s current expectations and actual results and timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties, including, without limitation, risks related to Vaxcyte’s product development programs, including development timelines, success and timing of chemistry, manufacturing and controls and related manufacturing activities; potential delays or inability to obtain and maintain required regulatory approvals for its vaccine candidates; the risks and uncertainties inherent with preclinical and clinical development processes; the success, cost and timing of all development activities and clinical trials; and the sufficiency of cash and other funding to support Vaxcyte’s development programs and other operating expenses, any of which could materially and adversely affect Vaxcyte’s business and operations. These and other risks are described more fully in Vaxcyte’s filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K filed with the SEC on February 25, 2025 or in other documents Vaxcyte subsequently files with or furnishes to the SEC. Vaxcyte undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations. March 31, 2025 2

VAXCYTE MISSION STATEMENT We are on a global mission to engineer high- fidelity vaccines that protect humankind from the consequences of bacterial diseases. March 31, 2025 3

• INTRODUCTION AND VAX-24 INFANT STUDY RESULTS OVERVIEW Agenda • VAX-24 INFANT PHASE 2 DOSE-FINDING STUDY TOPLINE RESULTS – Disposition and Demographics – Safety and Tolerability Data – Topline Immunogenicity Data § Post-Dose 3 IgG & Interim OPA § Post-Dose 4 Interim IgG • PLANNING FOR INFANT PHASE 3 PROGRAM • PCV FRANCHISE AND PIPELINE UPDATE March 31, 2025 4

Introduction and VAX-24 Infant Study Results Overview March 31, 2025 5

VAX-24 Phase 2 Infant Study Results and Platform Demonstrate Potential to Achieve Broadest Coverage of Any Infant PCV On-Market Topline study results positive and met objectives Safety and tolerability profile similar to standard-of-care VAX-24 elicited substantial IgG, OPA and memory responses and performed particularly well against currently circulating serotypes contained in the vaccine Substantial, dose-dependent immune responses and little to no evidence of carrier suppression observed Strong conviction in potential to deliver broadest-spectrum PCVs as we advance into Phase 3 in infants and adults and introduce our third-generation PCV -- VAX-XL March 31, 2025 6

Global Health Impact of Pneumococcal Disease (PD) Remains Significant The U.S. CDC lists drug- Globally, Streptococcus Over 150,000 U.S. resistant Streptococcus pneumoniae is the leading hospitalizations annually pneumoniae as a cause of vaccine- due to pneumococcal “serious threat.” preventable deaths in pneumonia. children under five, causing approximately 300,000 deaths each year. March 31, 2025 7

VAX-24 Designed to Provide Broadest Serotype and Disease Coverage in Infants with Opportunity to Further Expand Coverage with VAX-31 16.00% 14.48% 13.79% 14.00% 13.10% 12.00% 9.66% 10.00% 8.00% 6.21% 6.21% 6.00% 4.83% 4.83% 4.14% 3.45% 4.00% 3.45% 3.45% 2.00% 1.38% 1.38% 1.38% 1.38% 1.38% 0.0% 0.69% 0.69% 0.69% 0.69% 0.69% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.69% 0.0% Total Coverage 0.00% 1 2 3 3 19F 15B/C 22F 15A 33F 23B 11A 35B 10A 23A 38 9N 19A 20 21 33A 18C 16F 35F 4 7F 31 1 2 5 6A/C 6B 7C 8 9V 12F 14 17F 23F (US %) 47.6% Vaxneuvance 69.0% Prevnar20 71.7% VAX-24 91.7% VAX-31 1 15C coverage due to cross protection against 15B. 2 The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. Due to the significant structural homology between 20C and 20B, immune responses elicited by 20C have been demonstrated to be highly cross-reactive with 20B. The Company therefore expects to be able to demonstrate coverage for both serotypes, 20B and 20C, in the anticipated VAX-31 adult Phase 3 studies. Reference: Yu J, et al.; New pneumococcal serotype 20C is a WciG O-acetyltransferase deficient variant of canonical serotype 20B. Microbiol Spectr 0:e02443-24. 3 % of IPD caused in individuals <5 yrs of age in the U.S. in 2023 based on ABC surveillance data References: https://data.cdc.gov/Public-Health-Surveillance/1998-2023-Serotype-Data-for-Invasive-Pneumococcal-/qvzb-qs6p/about_data. March 31, 2025 8

VAX-24 Infant Phase 2 Dose-Finding Study Topline Results March 31, 2025 9

Study Design March 31, 2025 10

VAX-24 Infant Phase 2 Dose-Finding Clinical Study (N=802) Randomized, Observer-Blind, Active-Controlled, Dose-Finding, Clinical Study to Evaluate Safety, Tolerability and Immunogenicity of VAX-24 vs. Standard-of-Care (PCV20) in 802 Healthy Infants All 36 VAX-24 subjects from Stage 1 proceeded to Stage 2 Stage 1: Dose Escalation (n=48*) Stage 2: Main Study (n=789*) VAX-24 2.2mcg/ VAX-24 2.2mcg/4.4mcg 4.4mcg PCV15 VAX-24 2.2mcg VAX-24 2.2mcg PCV15 VAX-24 1.1mcg VAX-24 1.1 mcg PCV20 PCV15 Primary Series Boost Final Safety Safety Review Safety Review Safety Review Dose 1 Dose 1 Dose 1 Dose 1 Dose 2 Dose 3 Immunogenicity Endpoint Dose 4 Immunogenicity Endpoint Assessment at 7 Days At 7 Days at 7 Days Age 2 months Age 2 months 4 months 6 months 7 months 12-15 months 13-16 months 18-21 months *The 36 subjects from the three VAX-24 cohorts in Stage 1 proceeded to Stage 2 of the study. The 12 subjects who received PCV15 in Stage 1 were given PCV20 for Doses 2-4 and followed separately and are not included in the safety or immunogenicity evaluable populations. March 31, 2025 11 Screen Randomize (3:1) DSMB DSMB DSMB Screen Randomize (1:1:1:1)

Three VAX-24 Doses Evaluated in Infant Phase 2 Dose-Finding Study Identical to Doses Evaluated in VAX-24 Adult Program 14.5% 13.8% 13.1% % of IPD 9.7% in US children 6.2% 1 4.8% <5 yrs of age 3.5% 1.4% 1.4% 1.4% 0.7% 0.7% 0.7% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 2 3 19F 15B 22F 33F 11A 10A 19A 18C 7F 4 8 6B 12F 9V 14 23F 5 6A 1 9N 20C 17F 2 4.4 (2.2mcg) PCV20 mcg Low Dose (1.1mcg) Middle Dose VAX-24 (2.2mcg) Mixed Dose 4.4 4.4 4.4 4.4 4.4 4.4 4.4 (2.2mcg/ mcg mcg mcg mcg mcg mcg mcg 4.4mcg) • Mixed dose includes seven serotypes at 4.4mcg strategically chosen based on epidemiological relevance or prior evidence of dose-dependent immune responses to increase the probability of generating non-inferior immune responses for those serotypes. 1 % of IPD caused in individuals <5 yrs of age in the U.S. in 2023 based on ABC surveillance data References: https://data.cdc.gov/Public-Health-Surveillance/1998-2023-Serotype-Data-for-Invasive-Pneumococcal-/qvzb-qs6p/about_data. 2 The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. For additional details on serogroup 20, please see footnote 1 on slide 7. March 31, 2025 12

Disposition and Demographics March 31, 2025 13

Study Disposition VAX-24 Infant Phase 2 Dose-Finding Study 1 Randomized N = 802 Vaccinated Vaccinated Vaccinated Vaccinated VAX-24 Low Dose VAX-24 Mid Dose VAX-24 Mixed Dose PCV20 N = 205 N = 201 N = 195 N = 188 Included in Safety Population Included in Safety Population Included in Safety Population Included in Safety Population N = 205 N = 201 N = 195 N = 188 Included in IgG PD3 Included in IgG PD3 Included in IgG PD3 Included in IgG PD3 Immunogenicity Population Immunogenicity Population Immunogenicity Population Immunogenicity Population 2 2 2 2 N = 151 N = 152 N = 142 N = 129 Included in Interim IgG PD4 Included in Interim IgG PD4 Included in Interim IgG PD4 Included in Interim IgG PD4 Population Population Population Population N = 110 N = 100 N = 101 N = 76 1 Of the 802 randomized subjects, 12 received PCV15 for dose 1 and are not included in the PCV20 vaccinated population and 1 withdrew prior to vaccination. 2 The PD3 immunogenicity population across all cohorts excludes subjects who discontinued from the study or for whom blood samples were unavailable or ineligible. March 31, 2025 14

Population Demographics Generally Balanced Across Cohorts VAX-24 Low Dose VAX-24 Mid Dose VAX-24 Mixed Dose PCV20 205 201 195 188 Number of Subjects 1 Median Age, days (Q1, Q3) 64 ( 61, 68 ) 64 ( 61, 68 ) 64 ( 62, 68) 64 ( 62, 68) Sex, n (%) 113 (55.1) 103 (51.2) 94 (48.2) 87 (46.3) Female 92 (44.9) 98 (48.8) 101 (51.8) 101 (53.7) Male Race, n (%) 139 (67.8) 141 (70.1) 139 (71.3) 127 (67.6) White Black 38 (18.5) 35 (17.4) 29 (14.9) 31 (16.5) 3 (1.5) 0 (0.0) 5 (2.6) 2 (1.1) Asian 0 (0.0) 0 (0.0) 0 (0.0) 0 (0.0) Native Hawaiian American Indian or Native Alaskan 1 (0.5) 1 (0.5) 2 (1.0) 1 (0.5) Other/ Multiracial 24 (11.7) 24 (11.9) 20 (10.3) 27 (14.4) 5.19 5.18 5.29 5.22 Median Weight, kg (Q1, Q3) ( 4.77, 5.63 ) ( 4.73, 5.81 ) ( 4.80, 5.72 ) ( 4.73, 5.67 ) 57.66 57.79 57.80 58.09 Median Length, cm (Q1, Q3) (55.88 , 59.18) (55.88, 59.69) (55.88, 59.69) (55.88, 59.69) Median Gestational Age, weeks (Q1, 39 39 39 39 ( 38, 39 ) ( 38, 39 ) ( 38, 39 ) ( 38, 39 ) Q3) 3.29 3.27 3.27 3.22 Median Birth Weight, kg (Q1, Q3) ( 2.93, 3.60 ) ( 3.00, 3.60 ) ( 2.97, 3.63 ) ( 2.96, 3.54 ) 1 Q1 = First Quartile or 25th Percentile. Q3 = Third Quartile or 75th Percentile. *Four subjects of American Indian race redacted in order to maintain blinding. March 31, 2025 15

Safety and Tolerability Data March 31, 2025 16

VAX-24 Well Tolerated Across All Dose Cohorts Local Solicited AEs Through 7 Days After Each of Three Primary Doses 100% Mild 90% Moderate 80% Severe 70% 60% 50% 40% 30% 20% 10% 0% Low Mid Mixed PCV20 Low Mid Mixed PCV20 Low Mid Mixed PCV20 Edema* Tenderness at Injection Site Erythema * One occurrence of severe edema redacted to maintain blinding. March 31, 2025 17

VAX-24 Well Tolerated Across All Dose Cohorts Systemic Solicited AEs Through 7 Days After Each of Three Primary Doses 100% 90% Mild 80% Moderate 70% Severe 60% 50% 40% 30% 20% 10% 0% Decreased Sleep Increased Sleep Fever* Irritability Decreased Appetite . * One occurrence of severe fever redacted to maintain blinding. March 31, 2025 18

VAX-24 Well Tolerated Across All Dose Cohorts Any Solicited AE Through 7 Days After Each Primary Dose 100% Severe Moderate Mild 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% PD1 PD2 PD3 PD1 PD2 PD3 PD1 PD2 PD3 PD1 PD2 PD3 PCV20 VAX-24 Low VAX-24 Mid VAX-24 Mixed March 31, 2025 19

Safety Data from VAX-24 Phase 2 Study Safety Results Similar to PCV20 and Across Cohorts VAX-24 VAX-24 VAX-24 PCV20 Overall Low Dose Mid Dose Mixed Dose NUMBER OF SUBJECTS WITH: 205 201 195 188 789 Unsolicited TEAE, n (%) 186 (90.7) 184 (91.5) 181 (92.8) 176 (93.6) 727 (92.1) Related Unsolicited TEAE, n (%) 16 (7.8) 16 (8.0) 17 (8.7) 12 (6.4) 61 (7.7) MAAE, n (%) 178 (86.8) 165 (82.1) 166 (85.1) 158 (84.0) 667 (84.5) Related MAAE, n (%) 3 (1.5) 4 (2.0) 2 (1.0) 2 (1.1) 11 (1.4) NOCI, n (%) 14 (6.8) 12 (6.0) 15 (7.7) 10 (5.3) 51 (6.5) 1 Related NOCI, n (%) * * * * 1 (0.1) SAE, n (%) 10 (4.9) 7 (3.5) 11 (5.6) 11 (5.9) 39 (4.9) Related SAE, n (%) 0 0 0 0 0 2 Death, n (%) 0 0 0 1 (0.1) 1 (0.1) Related Death, n (%) 0 0 0 0 0 TEAE = Treatment emergent adverse events; NOCI = new onset of chronic illnesses; MAAE = medically attended adverse events; SAE = Serious adverse events. * = Data redacted to maintain blinding until study completion. 1 Related NOCI = mild nasal congestion. 2 One sudden infant death syndrome (SIDS) case occurred in the PCV20 cohort 7 weeks after the first and only dose was administered; following a thorough investigation, case was found to be unrelated to study vaccine. March 31, 2025 20

Topline Immunogenicity Data March 31, 2025 21

Criteria for Infant Phase 2 Immunogenicity Measures to Support Phase 3 Advancement and Precedent FDA Considerations for Broader-Spectrum Infant PCV Licensure

TOTALITY OF DATA[1]

	Phase 2 Target	Phase 3 Endpoints
Primary Series Non-inferiority Post-dose 3 (PD3) or "Prime"	• **For common STs:** Lower limit (LL) of the 95% CI for the difference between the proportion of participants achieving the seroconversion rate (pre-defined IgG concentration ≥0.35 mcg/mL) is **> -15%[2] for each ST** • **For unique STs:** Achieve same IgG concentration threshold as above, but compared to the ST with the lowest response rate in the comparator PCV, excluding ST3	• **For common STs:** FDA has evaluated larger Phase 3 NI registration studies based on achievement of seroconversion rate of > -10% for each ST • **For unique STs:** Achieve same IgG concentration threshold as above, but compared to the ST with the lowest response rate in the comparator PCV, excluding ST3
Booster Dose Non-inferiority Post-dose 4 (PD4) or "boost"	• **For common STs:** IgG GMRs with point estimate of >0.6 for each ST[3] • **For unique STs:** Achieve same IgG GMR threshold as above compared to the ST with lowest IgG GMC in the comparator PCV, excluding ST3	• **For common STs:** FDA has evaluated larger Phase 3 NI registration studies based on LL of the 95% CI for IgG GMR >0.5 for each ST • **For unique STs:** Achieve same IgG GMR threshold as above compared to the ST with lowest IgG GMC in the comparator PCV, excluding ST3

Secondary Immunogenicity Endpoints

- IgG antibody levels PD3 (GMR)
- Functional antibody levels PD3 and PD4 (OPA)
- IgG seroconversion rates PD4

Additional Key Considerations

- % of circulating disease for each ST
- Magnitude of antibody responses
- Degree of shortfall on primary endpoints

CI = confidence interval; IgG = Immunoglobulin G.

VAXCYTE

[1] Sources: April 27, 2023 Clinical Review - Prevnar20.pdf and June 17, 2022 Clinical Review (STN 125741/6) – VAXNEUVANCE.
[2] Merck applied the >-15% for V114 (Vaxneuvance) Phase 2 endpoint supporting advancement to Phase 3 (https://pmc.ncbi.nlm.nih.gov/articles/PMC7360095/).
[3] Based on our statistical analysis of precedent Phase 2 and Phase 3 studies.

March 31, 2025 | 22

VAX-24 Demonstrated High Overall Seroconversion Rates Across All Doses VAX-24 Low Dose VAX-24 Mid Dose VAX-24 Mixed Dose PCV20 100 80 60 40 20 0 Serotypes Common with PCV20 Unique Serotypes IgG = Immunoglobulin G. The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. For additional details on serogroup 20, please see footnote 1 on slide 7. March 31, 2025 23 % of subjects with predefined IgG levels (>0.35mcg/mL) 3 19F 15B 22F 33F 11A 10A 19A 18C 7F 4 8 6B 12F 9V 14 23F 5 6A 1 9N 20C 17F 2

VAX-24 PD3 Seroconversion Rates Compared to PCV20 Met Precedent Phase 2 Non-Inferiority Criteria on 20 of 24 STs at All Doses 2 VAX-24 vs. PCV20: Difference in % of Subjects Meeting Predefined IgG Levels % of IPD in US children VAX-24 Mixed Dose (2.2mcg/4.4mcg) VAX-24 Low Dose (1.1mcg) VAX-24 Mid Dose (2.2mcg) 1 <5 yrs of age 3 14.5% 3 3 3 19F 13.8% 19F 19F 19F 15B/C 13.1% 15B 15B 15B 22F 9.7% 22F 22F 22F 33F 6.2% 33F 33F 33F 11A 4.8% 11A 11A 11A 10A 3.5% 10A 10A 10A 19A 1.4% 19A 19A 19A 18C 0.7% 18C 18C 18C 7F 0.7% 7F 7F 7F 4 0.7% 4 4 4 8 0% 8 8 8 6B 0% 6B 6B 6B 12F 0% 12F 12F 12F 9V 0% 9V 9V 9V 14 0% 14 14 14 23F 0% 23F 23F 23F 5 0% 5 5 5 0% 6A 6A 6A 6A 0% 1 1 1 1 15% 10% 5% 0% -30 -15 0 15 30 45 -30 -15 0 15 30 45 -30 -15 0 15 30 45 9N 1.4% 9N 9N 9N 20 1.4% 20C 20C 20C 17F 17F 0.0% 17F 17F 2 2 0.0% 2 2 -30 -15 0 15 30 45 -30 -15 0 15 30 45 15% 10% 5% 0% -30 -15 0 15 30 45 Difference in % of Subjects Meeting Difference in % of Subjects Meeting Difference in % of Subjects Meeting Predefined IgG Levels Predefined IgG Levels Predefined IgG Levels NI = Non-inferiority; IgG = Immunoglobulin G.. 1 % of IPD caused in individuals <5 yrs of age in the U.S. in 2023 based on ABC surveillance data References: https://data.cdc.gov/Public-Health-Surveillance/1998-2023-Serotype-Data-for-Invasive-Pneumococcal-/qvzb-qs6p/about_data. 2 % of subjects meeting ≥0.35mcg/mL for unique STs were calculated compared to ST 6B, which is the ST in PCV20 with the lowest seroconversion rate Post-Dose 3 (excluding ST 3 or lower responding STs). March 31, 2025 24 The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. For additional details on serogroup 20, please see footnote 1 on slide 7. Unique STs

VAX-24 PD3 IgG GMRs Compared to PCV20 Met Target Phase 2 Non-Inferiority Criteria for Point Estimate of >0.6 on 22 of 24 STs at Mid and Mixed Doses 2 IgG Geometric Mean Ratios for VAX-24 vs. PCV20 % of IPD in US children 1 <5 yrs of age VAX-24 Low Dose (1.1mcg) VAX-24 Mid Dose (2.2mcg) VAX-24 Mixed Dose (2.2mcg/4.4mcg) 3 3 3 3 14.5% 19F 19F 13.8% 19F 19F 15B 15B 15B/C 13.1% 15B 22F 22F 22F 22F 9.7% 33F 33F 33F 33F 6.2% 11A 11A 4.8% 11A 11A 10A 10A 10A 10A 3.5% 19A 19A 19A 19A 1.4% 18C 18C 18C 18C 0.7% 7F 7F 7F 7F 0.7% 4 4 4 4 0% 8 8 8 8 0% 6B 6B 6B 6B 0% 12F 12F 12F 12F 0% 9V 9V 9V 9V 0% 14 14 14 14 0% 23F 23F 23F 23F 0% 5 5 5 5 0% 6A 6A 6A 6A 0% 1 1 1 1 0% GMR 0.0 0.5 1.0 1.5 2.0 2.5 0.0 0.5 1.0 1.5 2.0 2.5 15% 10% 5% 0% 0.0 0.5 1.0 1.5 2.0 2.5 9N 9N 1.4% 9N 9N 20C 20C 20C 1.4% 20 17F 17F 17F 17F 0.0% 2 2 2 2 0.0% GMR 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 15% 10% 5% 0% = Point Estimate. 1 % of IPD caused in individuals <5 yrs of age in the U.S. in 2023 based on ABC surveillance data References: https://data.cdc.gov/Public-Health-Surveillance/1998-2023-Serotype-Data-for-Invasive-Pneumococcal-/qvzb- qs6p/about_data March 31, 2025 25 2 GMRs for unique STs were calculated compared to ST 12F, which is the ST in PCV20 with the lowest GMC Post-Dose 3 (excluding ST 3 or lower responding STs). The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. For additional details on serogroup 20, please see footnote 1 on slide 7 Unique STs

VAX-24 PD3 OPA GMT Immune Responses OPA is a Key Secondary Endpoint – GMTs >8 Correlated With Effectiveness Against IPD VAX-24 Low Dose VAX-24 Mid Dose VAX-24 Mixed Dose PCV 20 Unique Serotypes Serotypes Common with PCV20 The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. For additional details on serogroup 20, please see footnote 1 on slide 7. Serotype 20B was studied in this OPA analysis. IgG = Immunoglobulin G. March 31, 2025 26 OPA GMTs (95% CI) 1 10 100 1000 10000 100000 3 19F 15B 22F 33F 11A 10A 19A 18C 7F 4 8 6B 12F 9V 14 23F 5 6A 1 9N 20B 17F 2

PD4 Interim IgG Immunogenicity Data March 31, 2025 27

VAX-24 PD4 Seroconversion Rates High IgG Seroconversion Rates Across All Doses VAX-24 Low Dose VAX-24 Mid Dose VAX-24 Mixed Dose PCV20 100 80 60 40 20 0 Serotypes Contained in PCV20 Non-PCV20 Serotypes The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. For additional details on serogroup 20, please see footnote 1 on slide 7. IgG = Immunoglobulin G. March 31, 2025 28 % of subjects with predefined IgG Levels (>0.35mcg/mL) 3 19F 15B 22F 33F 11A 10A 19A 18C 7F 4 8 6B 12F 9V 14 23F 5 6A 1 9N 20C 17F 2

VAX-24 Demonstrated Robust Memory Responses – PD3 vs PD4 IgG GMCs Robust Booster Responses Elicited at all Doses VAX-24 Mid Dose Post-Dose 3 VAX-24 Mid Dose Post-Dose 4 Serotypes Contained in PCV20 Non-PCV20 Serotypes The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. For additional details on serogroup 20, please see footnote 1 on slide 7. IgG = Immunoglobulin G. March 31, 2025 29 IgG GMCs mcg/mLs (95% CI) 0 5 10 15 3 19F 15B 22F 33F 11A 10A 19A 18C 7F 4 8 6B 12F 9V 14 23F 5 6A 1 2 9N 17F 20C

VAX-24 PD4 IgG GMRs

Met Target Phase 2 Non-Inferiority Criteria for Point Estimate of >0.6 on 19 of 24 STs at Mid and Mixed Doses



IgG Geometric Mean Ratios for VAX-24 vs. PCV20[1]
VAX-24 Low Dose (1.1mcg)
VAX-24 Mid Dose (2.2mcg)
VAX-24 Mixed Dose (2.2mcg/4.4mcg)
14.5% 3
13.8% 19F
13.1% 15B/C
9.7% 22F
6.2% 33F
4.8% 11A
3.5% 10A
1.4% 19A
0.7% 18C
0.7% 7F
0% 4
0% 8
0% 6B
0% 12F
0% 9V
0% 14
0% 23F
0% 5
0% 6A
0% 1
3
19F
15B
22F
33F
11A
10A
19A
18C
7F
4
8
6B
12F
9V
14
23F
5
6A
1
GMR
0.0
0.5
1.0
1.5
2.0
2.5
Unique STs
1.4% 9N
1.4% 20
0.0% 17F
0.0% 2
9N
20C
17F
2
GMR
0
1
2
3
4
5
6
7
8
9

[1]GMRs for unique serotypes were calculated compared to serotype 12F, which is the serotype in PCV20 with the lowest GMC Post-Dose 3 (excluding serotype 3 or lower responding ST).
The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. For additional details on serogroup 20, please see footnote 1 on slide 7.

VAXCYTE

March 31, 2025 | 30

Planning for Infant Phase 3 Program March 31, 2025 31

VAX-24 Mid Dose (2.2mcg) Selected as Basis for Advancement Pending VAX-31 Phase 2 Topline Data Readout, Prepare for Phase 3 Study With VAX-24 or VAX-31 PD3 IgG GMR PD3 IgG Seroconversion PD4 IgG GMR % of IPD in US children <5 yrs of age 3 3 3 14.5% 3 19F 19F 19F 13.8% 19F 15B 15B 15B/C 13.1% 15B 22F 22F 22F 9.7% 22F 33F 33F 33F 6.2% 33F 11A 11A 11A 4.8% 11A 10A 10A 10A 3.5% 10A 19A 19A 19A 1.4% 19A 18C 18C 18C 0.7% 18C 7F 8 7F 0.7% 7F 4 4 4 0% 4 8 7F 8 0% 8 6B 6B 6B 6B 0% 12F 12F 12F 0% 12F 9V 9V 0% 9V 9V 14 14 0% 14 14 23F 23F 23F 0% 23F 5 5 5 0% 5 6A 0% 6A 6A 6A 1 0% 1 1 1 15% 10% 5% 0% -30 -15 0 15 30 45 0.0 0.5 1.0 1.5 2.0 2.5 0.0 0.5 1.0 1.5 2.0 2.5 9N 9N 9N 1.4% 9N 20C 20 20C 1.4% 20C 17F 17F 0.0% 17F 17F 2 2 2 0.0% 2 -30 -15 0 15 30 45 15% 10% 5% 0% 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 Difference in % of Subjects Meeting IgG Geometric Mean Ratios IgG Geometric Mean Ratios Predefined IgG Levels The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. For additional details on serogroup 20, please see footnote 1 on slide 7. March 31, 2025 32 Unique STs

VAX-24 Dose-Dependent IgG GMR Responses PD3 IgG Responses for STs Dosed at 1.1mcg, 2.2mcg and 4.4mcg* Indicate Opportunity to Increase Dose IgG GMR 3 6B 7F Dose-Dependent Responses 9V Demonstrate Potential for Optimization 18C 19A 19F GMR 0.0 0.5 1.0 1.5 2.0 2.5 IgG = Immunoglobulin G. *The 7 STs dosed at 1.1mcg, 2.2mcg and 4.4mcg were 3, 6B, 7F, 9V, 18C, 19A and 19F. March 31, 2025 33

IgG GMCs at Mid and Mixed Doses for 13 STs Dosed at 2.2mcg Absence of Carrier Suppression Observed Indicate Opportunity to Increase Dose IgG Geometric Mean Concentrations 1-month Post-Dose 3 VAX-24 Mid Dose VAX-24 Mixed Dose The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. For additional details on serogroup 20, please see footnote 1 on slide 7. 34 March 31, 2025 IgG GMCs mcg/mLs (95% CI) 0.1 1 10 1 4 5 6A 8 10A 11A 12F 14 15B 22F 23F 33F 2 9N 17F 20C

Adult Data Support Carrier-Sparing Platform Ability to Add Coverage, Adjust Dose and Improve Immune Responses High/Mixed Dose IgG GMC Comparison: VAX-24 (50-59) vs VAX-31 (50-59) Optimized Optimized Dose Downward Dose Upward in VAX-31 100 in VAX-31 10 1 0.1 VAX-24 2.2 mcg VAX-24 2.2 mcg VAX-24 4.4 mcg VAX-31 3.3 mcg VAX-31 4.4 mcg VAX-31 3.3 mcg VAX-31 3.3 mcg The serogroup 20 antigen contained in VAX-24 and VAX-31, formerly known as a 20B variant, has been officially reclassified as 20C. For additional details on serogroup 20, please see footnote 1 on slide 7. At the time of these studies, the serogroup 20 antigen was classified as 20B. March 31, 2025 35 IgG = Immunoglobulin G. 1 5 22F 2 4 6A 8 9N 10A 11A 12F 14 15B 17F 20B 23F 33F 3 6B 7F 9V 18C 19A 19F 7C 15A 16F 23A 23B 31 35B IgG GMC

VAX-24 Phase 2 Infant Study Results and Platform Demonstrate Potential to Achieve Broadest Coverage of Any Infant PCV On-Market Topline study results positive and met objectives Safety and tolerability profile similar to standard-of-care VAX-24 elicited substantial IgG, OPA and memory responses and performed particularly well against currently circulating serotypes contained in the vaccine Substantial, dose-dependent immune responses and little to no evidence of carrier suppression observed Strong conviction in potential to deliver broadest-spectrum PCVs as we advance into Phase 3 in infants and adults and introduce our third-generation PCV -- VAX-XL March 31, 2025 36

PCV Franchise and Pipeline Update March 31, 2025 37

Clinical Development Next Steps and Anticipated Milestones[1]

Potential Best-in-Class PCV Franchise for Adult and Infant Segments

Population	Investigational PCV	Key Anticipated Milestones
 Adults	**VAX-31** 31-valent PCV candidate	• Following FDA End-of-Phase 2 meeting, initiate Phase 3 pivotal, non-inferiority study by mid-2025 and announce topline safety, tolerability and immunogenicity data in 2026. • Initiate remaining Phase 3 studies in 2025 and 2026 and announce data from these studies in 2026 and 2027.
 Infants	**VAX-24** 24-valent PCV candidate	• Announce balance of VAX-24 Phase 2 dose-finding study data, including final safety data, full PD3 OPA data, and full PD4 IgG and OPA data by end of 2025.
	VAX-31 31-valent PCV candidate	• Announce topline safety, tolerability and immunogenicity data for Phase 2 dose-finding study primary three-dose immunization series in mid-2026, with complete booster data up to nine months later.

(1) Guidance as of March 31, 2025

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Pneumococcal Vaccine Market Poised for Significant Growth

Expected to Reach ~$13B by 2027 Driven Primarily by Growth in Adult Market



$14
$12
$10
$8
$6
$4
$2
$0
Billions
~$13B
PCV Market Growth
~$8B
GSK (Synflorix)
Merck
(PCV15, PCV21, PPSV23)
Pfizer
(Prevnar Family – PCV13 & PCV20)
Infant segment comprises ~$6B of current global pneumococcal vaccine market
2024A1
2027E 2
Global Pneumococcal Vaccine Market

PCV MARKET – KEY GROWTH DRIVERS

- ACIP recently expanded U.S. universal adult vaccination by lowering the age to ≥50 years from ≥65, which significantly expands market
- ACIP indicated strong consideration for a potential future shift to a prime-boost schedule to support effective long-term protection in adults
- Serotype epidemiology and availability of broader-valency PCVs is leading to additional adult recommendations outside the U.S.
- “At risk” adults aged 19-49 years included in U.S. universal PCV vaccination recommendation

[1] Sources: Company websites.
[2] Global Pneumococcal Vaccine Market (2022-2027), Infogence Global Research.
[3] https://www.cdc.gov/pneumococcal/hcp/vaccine-recommendations/.

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Pipeline of High-Fidelity Vaccines Broad-Spectrum Conjugate and Novel Protein Vaccines to Prevent or Treat Bacterial Infectious Diseases Preclinical Phase 1 Phase 2 Phase 3 Adults 50+ 31-Valent VAX-31 Infants PCV Candidate 24-Valent VAX-24 Infants PCV Candidate VAX-XL Adults & Infants VAX-XL PCV Candidate Novel Group A Adults & Infants VAX-A1 Strep Vaccine Novel Therapeutic VAX- Adults PG Periodontitis Vaccine Novel Shigella Vaccine VAX-GI Adults & Infants March 31, 2025 40

Q&A with Management Grant Pickering Jim Wassil Andrew Guggenhime Chief Executive Officer, Director Executive Vice President and Chief President and Chief Financial Officer and Founder Operating Officer March 31, 2025 41

Appendix Slides

Study Safety, Tolerability and Immunogenicity Key Outcome Measures

	DAY 7 AFTER EACH DOSE	1 MONTH POST-DOSE 1-4; ONGOING DURING PRIMARY SERIES	1 MONTH POST-DOSE 3 (PD3)*	1 MONTH POST-DOSE 4 (PD4)*	6 MONTHS PD4
SAFETY AND TOLERABILITY OUTCOME MEASURES	• Solicited local reactions • Solicited systemic events	• Unsolicited adverse events (AE)	• Serious adverse events (SAE), new onset of chronic illnesses (NOCI), medically attended adverse events (MAAE) and treatment emergent AE (TEAE)	• SAE, NOCI, MAAE, TEAE	• Unsolicited AE • SAE, NOCI and MAAE
IMMUNOGENICITY OUTCOME MEASURES			• % of subjects achieving Immunoglobulin G (IgG) antibody concentration ≥0.35 mcg/mL (seroconversion rate) • IgG Geometric Mean Concentration (GMC) • Opsonophagocytic activity (OPA) Geometric Mean Titer (GMT)	• % of subjects achieving IgG antibody concentration ≥0.35 mcg/mL • IgG GMC and IgG GMC ratio (GMR) • OPA GMT • IgG and OPA Geometric Mean Fold Rise (GMFR) from pre-Dose 4 to 1-month PD4* • % of subjects achieving a 4-fold rise in IgG and OPA from pre-Dose 4 to 1-month PD4* • % of subjects achieving IgG concentration ≥1.0 mcg/mL*	

*Effect on immunogenicity of concomitant vaccination are being evaluated on a subset of subjects PD3 and PD4 based on serum availability.

**Data for these outcome measures will be available with final data set by end of 2025.*

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